SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): May 8, 1998

                           TOMMY HILFIGER CORPORATION
             (Exact name of registrant as specified in its charter)

British Virgin Islands           1-11226                 Not Applicable
----------------------      --------------------      -------------------------

(State or other            (Commission File Number)    (IRS Employer
jurisdiction of                                        Identification No.)
incorporation)


6/F, Precious Industrial Centre
18 Cheung Yue Street
Cheung Sha Wan
Kowloon, Hong Kong                                     Not Applicable
------------------------------------------        -------------------------

(Address of principal executive offices)               (Zip Code)


Registrant's Telephone Number, including area code:  852-2745-7798
                                                     -------------



-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


                           TOMMY HILFIGER U.S.A., INC.
             (Exact name of registrant as specified in its charter)

    Delaware                      1-058178                      22-2960611
--------------------      ----------------------------      -------------------

(State or other             (Commission File Number)        (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)

25 West 39th Street
New York, New York                                      10018
------------------                                  ------------

(Address of principal executive offices)              (Zip Code)


Registrant's Telephone Number, including area code:  212-840-8888
                                                     ------------



------------------------------------------------------------------------------
        (Former name or former address, if changed since last report)

Item 2. Other Events.

            On May 8, 1998, Tommy Hilfiger Corporation (the "Company") issued a press release announcing that it had completed its previously announced acquisition of Pepe Jeans USA, Inc. and Tommy Hilfiger Canada Inc., which press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

      (c) Exhibits

            Exhibit 99.1 Press Release issued by the Company on May 8, 1998.


                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  May 27, 1998

                                    TOMMY HILFIGER CORPORATION


                                    By:  /s/    Benjamin M.T. Ng
                                         Name:  Benjamin M.T. Ng
                                         Title: Executive Vice President -
                                                Corporate Finance


                                    TOMMY HILFIGER U.S.A., INC.


                                    By:  /s/    Benjamin M.T. Ng
                                         Name:  Benjamin M.T. Ng
                                         Title: Executive Vice President

                                  EXHIBIT LIST


Exhibit 99.1      Press Release issued by Tommy Hilfiger Corporation on
                  May 8, 1998.